Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Effective June 30, 2016, Hertz Global Holdings, Inc., now known as “Herc Holdings Inc.” (“Hertz Holdings”), completed the previously announced separation of its car rental business and equipment rental business (the “Spin-Off”) into two independent, publicly traded companies:

•                  Hertz Global Holdings, Inc., formerly known as Hertz Rental Car Holding Company, Inc. or “New Hertz”, which holds the entities associated with former Hertz Holdings’ global car rental business, including The Hertz Corporation (“THC”); and

•                  Herc Holdings Inc., or “Herc Holdings,” which holds the entities associated with former Hertz Holdings’ global equipment rental business, including Herc Rentals Inc. (“Herc”), formerly known as Hertz Equipment Rental Corporation or “HERC”.

For accounting purposes, due to the relative significance of THC to HERC, THC will be considered the divesting entity and HERC will be considered the divested entity. As a result, HERC will be accounted for as a discontinued operation of THC. The following unaudited pro forma condensed consolidated financial statements (the “Pro Forma Financial Statements”) are presented to show the effects of the Spin-Off and financing arrangements on THC’s consolidated financial statements.

The following unaudited pro forma condensed consolidated balance sheet of THC as of March 31, 2016 is presented as if the Spin-Off and financing arrangements, as described in the notes to these Pro Forma Financial Statements, had occurred at March 31, 2016. The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014 and 2013 are presented as if the Spin-Off had occurred on January 1, 2013 (the first day of fiscal year 2013) and the financing arrangements had occurred on January 1, 2015. The historical consolidated financial information has been adjusted in the following Pro Forma Financial Statements to give effect to pro forma events that are (i) directly attributable to the Spin-Off, (ii) factually supportable and (iii) with respect to the statements of operations, expected to have a continuing impact on the consolidated results.

The Pro Forma Financial Statements and the accompanying notes should be read together with the following:

•                  The Hertz Corporation’s consolidated financial statements and the notes thereto as of and for the year ended December 31, 2015, and Management’s Discussion and Analysis included in The Hertz Corporation Annual Report on Form 10-K for the year ended December 31, 2015.

•                  The Hertz Corporation’s condensed consolidated financial statements and the notes thereto as of and for the three months ended March 31, 2016, and Management’s Discussion and Analysis included in The Hertz Corporation Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016.

The Pro Forma Financial Statements do not purport to represent what THC’s financial position and results of operations would have been had the Spin-Off and financing arrangements occurred on the dates indicated or to project financial performance for any future period or as of a future date. In addition, the Spin-Off and financing arrangements are based on currently available information and certain assumptions that THC believes are reasonable, and are provided for illustrative and informational purposes only.

The Pro Forma Financial Statements do not reflect non-recurring income statement items arising directly as a result of the Spin-Off. The effects of the foregoing items could, individually or in the aggregate, materially impact the Pro Forma Financial Statements.

THE HERTZ CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2016

(In millions)

	THC	HERC	Adjustments		Financing Adjustments		THC
		(Note 3)			(Note 4)
		(a)
ASSETS
Cash and cash equivalents	$856	$(11)	$1,970	(b)(n)	$(2,100	)(a)(b)	$715
Restricted cash and cash equivalents	353	(12)	—		—		341
Receivables, net	1,518	(267)	—		20	(f)	1,271
Inventories, net	53	(20)	—		—		33
Prepaid expenses and other assets	651	(26)	94	(m)	27	(b)	746
Revenue earning equipment:
Vehicles	14,484	—	—		—		14,484
Less accumulated depreciation - vehicles	(2,620)	—	—		—		(2,620)
Equipment	3,543	(3,543)	—		—		—
Less accumulated depreciation - equipment	(1,182)	1,182	—		—		—
Revenue earning equipment, net	14,225	(2,361)	—		—		11,864
Property and other equipment:
Land, buildings and leasehold improvements	1,335	(177)	—		—		1,158
Service equipment and other	1,089	(272)	—		(20	)(f)	797
Less accumulated depreciation	(1,210)	205	—		—		(1,005)
Property and other equipment, net	1,214	(244)	—		(20)		950
Other intangible assets, net	3,804	(301)	—		—		3,503
Goodwill	1,353	(93)	—		—		1,260
Total assets	$24,027	$(3,335)	$2,064		$(2,073)		$20,683
LIABILITIES AND EQUITY
Accounts payable	$1,382	$(149)	$—		$—		$1,233
Accrued liabilities	1,090	(45)	(29	)(c)(d)	(24	)(a)	992
Accrued taxes, net	166	(203)	37	(m)	—		—
Debt	16,072	(61)	—		(2,020	)(c)	13,991
Public liability and property damage	413	(9)	—		—		404
Deferred taxes on income, net	2,934	(730)	(55	)(m)	(11	)(g)	2,138
Total liabilities	22,057	(1,197)	(47)		(2,055)		18,758
Commitments and contingencies
Total equity	1,970	(2,138)	2,111	(e)(m)(n)	(18	)(e)(g)	1,925
Total liabilities and equity	$24,027	$(3,335)	$2,064		$(2,073)		$20,683

THE HERTZ CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2016

(In millions)

	THC	HERC	Adjustments		Financing Adjustments		THC
		(Note 3)			(Note 4)
		(a)
Revenues:
Worldwide car rental	$1,839	$—	$—		$—		$1,839
Worldwide equipment rental	328	(328)	—		—		—
All other operations	144	—	—		—		144
Total revenues	2,311	(328)	—		—		1,983
Expenses:
Direct operating	1,341	(184)	1	(g)(h)(k)	—		1,158
Depreciation of revenue earning equipment and lease charges, net	706	(90)	—		—		616
Selling, general and administrative	267	(42)	—	(g)(h)(i)(j)(l)	—		225
Interest expense, net	154	(11)	8	(f)	(24	)(d)	127
Other (income) expense, net	(91)	1	—		—		(90)
Total expenses	2,377	(326)	9		(24)		2,036
Income (loss) before income taxes	(66)	(2)	(9)		24		(53)
(Provision) benefit for taxes on income (loss)	17	6	1	(m)	(9	)(g)	15
Net income (loss)	$(49)	$4	$(8)		$15		$(38)

THE HERTZ CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

(In millions)

	THC	HERC	Adjustments		Financing Adjustments		THC
		(Note 3)			(Note 4)
		(a)
Revenues:
Worldwide car rental	$8,434	$—	$—		$—		$8,434
Worldwide equipment rental	1,518	(1,518)	—		—		—
All other operations	583	—	—		—		583
Total revenues	10,535	(1,518)	—		—		9,017
Expenses:
Direct operating	5,896	(850)	9	(g)(h)(k)	—		5,055
Depreciation of revenue earning equipment and lease charges, net	2,762	(329)			—		2,433
Selling, general and administrative	1,045	(177)	5	(g)(h)(i)(j)(l)	—		873
Interest expense, net	619	(57)	37	(f)	(102	)(d)	497
Other (income) expense, net	(131)	56	—		—		(75)
Total expenses	10,191	(1,357)	51		(102)		8,783
Income (loss) before income taxes	344	(161)	(51)		102		234
(Provision) benefit for taxes on income (loss)	(68)	50	1	(m)	(40	)(g)	(57)
Net income (loss)	$276	$(111)	$(50)		$62		$177

THE HERTZ CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(In millions)

	THC	HERC	Adjustments		THC
		(Note 3)
		(a)
Revenues:
Worldwide car rental	$8,907	$—	$—		$8,907
Worldwide equipment rental	1,571	(1,571)	—		—
All other operations	568	—	—		568
Total revenues	11,046	(1,571)	—		9,475
Expenses:
Direct operating	6,314	(862)	6	(g)(h)(k)	5,458
Depreciation of revenue earning equipment and lease charges, net	3,034	(329)	—		2,705
Selling, general and administrative	1,088	(160)	8	(g)(h)(i)(j)(l)	936
Interest expense, net	641	(53)	29	(f)	617
Other (income) expense, net	(15)	5	—		(10)
Total expenses	11,062	(1,399)	43		9,706
Loss before income taxes	(16)	(172)	(43)		(231)
(Provision) benefit for taxes on income (loss)	(62)	60	19	(m)	17
Net loss	$(78)	$(112)	$(24)		$(214)

THE HERTZ CORPORATION

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

(In millions)

	THC	HERC	Adjustments		THC
		(Note 3)
		(a)
Revenues:
Worldwide car rental	$8,709	$—	$—		$8,709
Worldwide equipment rental	1,539	(1,539)	—		—
All other operations	527	—	—		527
Total revenues	10,775	(1,539)	—		9,236
Expenses:
Direct operating	5,777	(826)	14	(g)(h)(k)	4,965
Depreciation of revenue earning equipment and lease charges, net	2,533	(299)	—		2,234
Selling, general and administrative	1,053	(130)	8	(g)(h)(i)(j)(l)	931
Interest expense, net	669	(52)	27	(f)	644
Other (income) expense, net	64	4	—		68
Total expenses	10,096	(1,303)	49		8,842
Income (loss) before income taxes	679	(236)	(49)		394
(Provision) benefit for taxes on income (loss)	(329)	78	28	(m)	(223)
Net income (loss)	$350	$(158)	$(21)		$171

THE HERTZ CORPORATION

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statement

1. Description of Pro Forma Transactions

The Spin-Off of Herc Holdings

Effective June 30, 2016, Hertz Global Holdings, Inc., now known as “Herc Holdings Inc.” (“Hertz Holdings”), completed the previously announced separation of its car rental business and equipment rental business (the “Spin-Off”) into two independent, publicly traded companies:

•                  Hertz Global Holdings, Inc., formerly known as Hertz Rental Car Holding Company, Inc. or “New Hertz”, which holds the entities associated with former Hertz Holdings’ global car rental business, including The Hertz Corporation (“THC”); and

•                  Herc Holdings Inc., or “Herc Holdings,” which holds the entities associated with former Hertz Holdings’ global equipment rental business, including Herc Rentals Inc. (“Herc”), formerly known as Hertz Equipment Rental Corporation or “HERC”.

Senior Secured Revolving Credit Facility

In connection with the Spin-Off of Herc Holdings, THC executed a Senior Secured Revolving Credit Facility of $1.7 billion (the “Corporate RCF”) on June 30, 2016. The terms and conditions contained in the commitment for the Corporate RCF agreement required that all principal, accrued and unpaid interest, and other amounts then due and owing under the predecessor Asset-Based Revolving Credit Facility (the “ABL”) and the predecessor Senior Term Facility to be paid in full and terminated prior to the initial borrowing under the Corporate RCF. The proceeds from the Corporate RCF will be used to finance THC’s operations after the Spin-Off of Herc Holdings.

Term Loan

THC also executed a Term Loan of $700 million (the “Term Loan”) on June 30, 2016. The proceeds from the Term Loan will be used to redeem THC’s 7.50% Senior Notes due 2018 (the “Senior Notes”) as announced on June 8, 2016.

U.S. Fleet Revolving Credit Facility

THC also executed a U.S. Fleet Revolving Credit Facility of $200 million (the “U.S. Fleet RCF”) on June 30, 2016. The proceeds from the U.S. Fleet RCF will be used to finance certain of THC’s operations after the Spin-Off and replenish the funds used to pay-off THC’s U.S. Fleet Financing Facility prior to the Spin-Off.

2. Basis of Presentation

The Pro Forma Financial Statements were prepared in accordance with the FASB Accounting Standards Codification Topic 205 (“ASC 205”), Presentation of Financial Statements. For accounting purposes, due to the relative significance of THC to HERC,

THE HERTZ CORPORATION

THC will be considered the divesting entity and HERC will be considered the divested entity. As a result, HERC will be accounted for as discontinued operations of THC.

3. Pro Forma Adjustments (in millions)

(a)                                 Represents deconsolidation adjustments to eliminate (i) the historical assets and liabilities and results of operations of HERC including the related tax impact (ii) consolidation entries and previously eliminated transactions between HERC and THC, as a result of the Spin-Off.

(b)                                 Reflects a $1,983 cash transfer, intercompany repayment, and distribution to THC prior to the Spin-Off based on the net proceeds of the new debt incurred by HERC.

(c)                                  Represents the transfer of certain employee benefit plan and other obligations of ($19) at March 31, 2016, net of any related assets, which will be assumed by HERC as part of the Spin-Off.

(d)                                 Represents the transfer of workers’ compensation liability of ($10) at March 31, 2016, directly attributable to HERC.

(e)                                  Represents adjustments to increase equity as follows:

March 31, 2016
To adjust for certain employee benefit plans and other obligations, net of tax	$19
To adjust for workers compensation liability and public liability and property damage liability, net of tax	6
Transfer of net deferred tax liability related to HERC	111
Cash transfer and distribution to THC prior to the Spin-Off from HERC	1,983
Total	$2,119

(f)                                   Represents general interest expense that was allocated to HERC, but not specifically identifiable to HERC.

(g)                                  Represents a net decrease in the allocation of return on plan assets and periodic pension costs to HERC. Prior to the Spin-Off, eligible HERC employees participated in the pension, postretirement and postemployment benefit plans offered by THC.

	Three months ended March 31,	Years Ended December 31,
	2016	2015	2014	2013
Net Periodic Pension Costs
Direct Operating Expenses	$—	$2	$4	$4
Selling, General and Administrative Expenses	—	—	2	2
Total	$—	$2	$6	$6

THE HERTZ CORPORATION

(h)                                 Represents certain general corporate overhead expenses that were allocated to HERC, but not specifically identifiable to HERC. Such expenses do not meet the criteria under ASC 205 to be presented in discontinued operations and, thus, are presented as part of THC’s continuing operations.

	Three months ended March 31,	Years Ended December 31,
	2016	2015	2014	2013
General Corporate Overhead Expenses
Direct Operating Expenses	$1	$7	$7	$7
Selling, General and Administrative Expenses	4	15	18	17
Total	$5	$22	$25	$24

(i)                                     Represents adjustments to remove advisory, legal, and regulatory costs of ($3), ($9), ($10), and ($7) for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014, and 2013, respectively, that are directly attributable to the Spin-Off.

(j)                                    Represents adjustments to remove certain stock based compensation expense directly attributable to HERC totaling ($1), ($1), ($1), and ($2) for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014, and 2013, respectively.

(k)                                 Represents an adjustment to (increase) decrease direct operating expenses for public liability and property damage and workers compensation related costs directly attributable to HERC of $0, $0, ($5), and $3 for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014, and 2013, respectively.

(l)                                     Represents an allocation of restructuring costs directly attributable to HERC of $0, $0, ($1), and ($2) for the three months ended March 31, 2016 and the years ended December 31, 2015, 2014, and 2013, respectively.

(m)                             Represents adjustments for the applicable income tax effects of the pro forma adjustments as well as adjustments required in accordance with the intra-period allocations rules of Financial Accounting Standards Board Codification Topic 740-20, Income Taxes.  THC has assumed an approximate tax rate of 39% when estimating the tax impacts of contemplated transactions, representing the applicable blended statutory tax rate for THC. The 39% statutory tax rate is adjusted for the applicable tax adjustments associated with the intra-period allocations. The effective tax rate after the Spin-Off could materially change as we finalize the discontinued operations accounting.

(n)                                 Reflects estimated professional fees of approximately ($13) incurred by THC in connection with the Spin-Off.

4. Financing Pro Forma Adjustments (in millions)

(a)                                 Reflects the use of the $1,970 cash transfer and distribution received from HERC and proceeds of $700 from the Term Loan and $185 from the U.S. Fleet RCF to repay the outstanding balances of the Senior Term Facility, the Senior Notes and the U.S. Fleet Financing Facility as well as related accrued interest at March 31, 2016, and certain transaction related fees. There were no borrowings outstanding under the ABL as of March 31, 2016.

THE HERTZ CORPORATION

(b)                                 Represents estimated financing fees of approximately $25 associated with the Corporate RCF and $2 associated with the U.S. Fleet RCF.

(c)                                  Represents an adjustment to increase (decrease) debt as follows:

March 31, 2016
Repay the outstanding balance of the Senior Term Facility, Senior Notes and U.S. Fleet Financing Facility	$(2,913)
Proceeds from Term Loan and U.S Fleet RCF	885
New deferred financing costs associated with the Term Loan	(8)
Write-off existing deferred financing costs associated with the Senior Term Facility and the Senior Notes	16
Total	$(2,020)

(d)                                 Represents adjustments to reduce interest expense by approximately ($24) and ($102) for the three months ended March 31, 2016, and the year ended December 31, 2015, respectively, due to the repayment of the Senior Term Facility and the replacement of the Senior Notes and U.S. Fleet Financing Facility with the Term Loan and U.S. Fleet RCF as indicated in (a).

(e)                                  Represents an adjustment to write-off existing deferred financing costs related to the extinguishment of the Senior Term Facility and the Senior Notes of ($11) and ($5), respectively, and record a call premium of ($13) associated with the extinguishment of the Senior Notes, net of tax.

(f)                                   Represents a capital lease between Donlen Trust (lessor), a statutory trust established by the Donlen Corporation, a wholly owned subsidiary of THC, and HERC (lessee) after the Spin-Off for certain service vehicles.

(g)                                  Represents adjustments for the applicable income tax effects of the pro forma adjustments. THC has assumed an approximate tax rate of 39% when estimating the tax impacts of contemplated transactions, representing the applicable blended statutory tax rate for THC.